The Advisors' Inner Circle Fund


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                       ACADIAN EMERGING MARKETS PORTFOLIO
             Investor Class: AEMGX (FORMERLY, INSTITUTIONAL CLASS)
                                 Y Class: AEMVX
                                 I Class: AEMZX

                               SUMMARY PROSPECTUS
                                OCTOBER 31, 2016





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Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://www.acadian-asset.com/Mutual%20Funds.aspx. You can also get this information at no cost by calling 1-866-226-6161, by sending an e-mail request to acadian@seic.com or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated October 31, 2016, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
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INVESTMENT OBJECTIVE

The Acadian Emerging Markets Portfolio (the "Fund") seeks long-term capital appreciation by investing primarily in common stocks of emerging country issuers.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

REDEMPTION FEE
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As a percentage of amount redeemed, if redeemed within
  30 days of purchase                                               2.00%
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ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE
OF THE VALUE OF YOUR INVESTMENT)

------------------------------------------------------------------------------------------------
                                         INVESTOR CLASS
                                              SHARES        Y CLASS SHARES      I CLASS SHARES
------------------------------------------------------------------------------------------------
Management Fees                                  1.00%               1.00%                1.00%
------------------------------------------------------------------------------------------------
Other Expenses(1)                                0.44%               0.29%                0.19%
                                                 -----               -----                -----
------------------------------------------------------------------------------------------------
    Shareholder Servicing Fees           0.25%              0.10%               None
------------------------------------------------------------------------------------------------
    Other Operating Expenses             0.19%              0.19%              0.19%
------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)          1.44%               1.29%                1.19%
------------------------------------------------------------------------------------------------

(1) Other Expenses for the Fund's Investor Class Shares (formerly Institutional Class Shares) have been restated to reflect the implementation of a 0.25% shareholder servicing fee.

(2) The Total Annual Fund Operating Expenses of the Investor Class Shares in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because other expenses for the Fund's Investor Class Shares have been restated to reflect the implementation of a 0.25% shareholder servicing fee.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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                              1 YEAR      3 YEARS      5 YEARS      10 YEARS
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Investor Class Shares         $147         $456         $787         $1,724
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Y Class Shares                $131         $409         $708         $1,556
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I Class Shares                $121         $378         $654         $1,443
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PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended October 31, 2015, the Fund's portfolio turnover rate was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund will invest primarily in common stocks but also may invest in other types of equity securities, including preferred stock. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, at the time of initial purchase, in equity securities of issuers that:

o    Have their principal securities trading market in an emerging country;

o Alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging countries; or

o Are organized under the laws of, and have a principal office in, an emerging country.

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This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders.

An "emerging market country" is any country that is included in the Morgan Stanley Capital International Emerging Markets Index (the "Index") or that is publicly announced to be added to the Index. The Fund may also invest in securities of issuers located in industrialized countries.

Foreign securities include securities of companies located outside the United States, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and exchange traded funds that invest in foreign securities. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally traded on an established market, including those in the United States. GDRs are similar to ADRs, except that European banks or trust companies typically issue them. The Fund also may invest in securities issued by small capitalization companies.

The Fund is non-diversified and may hold a relatively small number of issues in its portfolio. In selecting investments for the Fund, Acadian pursues an active, disciplined investment approach that forecasts markets and securities using a range of quantitative factors related to valuation, earnings, quality, price patterns, economic data and risk. Buy and sell decisions are made objectively and driven by changes in expected returns on investments. In making buy and sell decisions, the Adviser analyzes the risk and expected return characteristics of the portfolio's current holdings as compared to the entire universe of institutionally investable companies with sufficient liquidity and data availability. Less attractive securities are discarded from the portfolio while more attractive securities are added, provided that the cost of the purchase and sale of such securities do not exceed the expected value added to the portfolio of such investment decisions.

PRINCIPAL RISKS

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

ACTIVE MANAGEMENT RISK -- The Fund is subject to the risk that the Adviser's judgments about the attractiveness, value, or potential appreciation of the Fund's investments may prove to be incorrect. If the

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investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small-and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

SMALL CAPITALIZATION COMPANY RISK -- The smaller capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange. The Fund is also subject to the risk that the Adviser's particular investment style, which focuses on small capitalization stocks, may underperform other segments of the equity market or the equity market as a whole.

FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund's investments in that country to experience gains or losses. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S.

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dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While ADRs and GDRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities.

EMERGING MARKETS SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. In addition, emerging markets securities may be issued by companies with smaller market capitalizations and may suffer periods of relative illiquidity, significant price volatility, restrictions on foreign investment, and possible restrictions on repatriation of investment income and capital. Furthermore, emerging market governments may have limited ability to raise taxes or authorize appropriations for debt repayment. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

FOREIGN CURRENCY RISK -- Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

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GEOGRAPHIC FOCUS RISK -- To the extent that it focuses its investments in a particular country or region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

NON-DIVERSIFICATION RISK -- Because the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund, which may cause the value of its shares to be more sensitive to changes in the market value of a single issuer than a diversified mutual fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Investor Class Shares' performance from year to year for the past 10 years and by showing how the Fund's Investor Class Shares' average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance.

Prior to October 31, 2016, the Fund's Investor Class Shares were called "Institutional Class Shares," and were not subject to the shareholder servicing fees currently applicable to Investor Class Shares. The Investor Class Shares performance provided below for the period prior to October 31, 2016 represents the performance of Investor Class Shares when they were called Institutional Shares and does not include the shareholder servicing fees currently applicable to Investor Class Shares.

The Fund's Y Class Shares and I Class Shares had not commenced operations prior to the date of this prospectus and, therefore, performance information for the Fund's Y Class Shares and I Class Shares is not presented. The Y Class Shares and I Class Shares would have substantially similar performance as the Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of Y Class Shares and I Class Shares are lower than the expenses of the Investor Class Shares.

Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 1-866-AAM-6161.

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                 [BAR CHART OMITTED -- PLOT POINTS AS FOLLOWS]

                           2006              32.67%
                           2007              46.01%
                           2008             (58.64)%
                           2009              77.11%
                           2010              22.65%
                           2011             (19.61)%
                           2012              22.76%
                           2013              (3.43)%
                           2014               0.72%
                           2015             (17.31)%

                       BEST QUARTER       WORST QUARTER
                          35.67%             (33.59)%
                       (06/30/2009)        (12/31/2008)


The performance information shown above is based on a calendar year. The Fund's Investor Class Shares' performance from 1/1/16 to 9/30/16 was 16.10%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015

This table compares the Fund's average annual total returns for the period ended December 31, 2015 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs").

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

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ACADIAN EMERGING MARKETS PORTFOLIO               1 YEAR      5 YEARS    10 YEARS
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Fund Returns Before Taxes                       (17.31)%     (4.51)%     3.28%
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Fund Returns After Taxes on Distributions       (17.76)%     (4.58)%     2.25%
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Fund Returns After Taxes on Distributions        (9.80)%     (3.08)%     3.41%
and Sale of Fund Shares
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MSCI Emerging Markets Index (reflects           (14.60)%     (4.47)%     3.95%
no deduction for fees, expenses, or taxes)
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INVESTMENT ADVISER

Acadian Asset Management LLC

PORTFOLIO MANAGERS

John Chisholm, CFA, Executive Vice President and Chief Investment Officer, has managed the Fund since 1994.

Brendan Bradley, Senior Vice President and Director of Portfolio Management, has managed the Fund since 2014.

Brian Wolahan, CFA, Senior Vice President and Senior Portfolio Manager, has managed the Fund since 1994.

Asha Mehta, CFA, Senior Vice President and Portfolio Manager, has managed the Fund since 2009.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $2,500 for Investor Class Shares, $100,000 for Y Class Shares and $1,000,000 for I Class Shares. Subsequent investments must be at least $1,000 for Investor Class Shares. There are no minimums for subsequent investments in Y Class Shares or I Class Shares.

If you own shares directly, you may sell your shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day") via Automated Clearing House ("ACH") (subject to certain account minimums) or by contacting the Fund directly by mail at: Acadian Emerging Markets Portfolio, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Acadian Emerging Markets Portfolio, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or by telephone at 1-866-AAM-6161 (1-866-226-6161).

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If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

The Fund is closed to most new and additional investments because the Adviser believes that the implementation of the Fund's investment strategy may be adversely affected if the size of the Fund is not limited.

While any existing shareholder may continue to reinvest Fund dividends and distributions, other new or additional investments in the Fund may only be made by those investors within the following categories:

o Clients of certain broker-dealers or other financial intermediaries designated by the Adviser based on their relationships with the Fund;

o Accounts of employee benefit plans sponsored by a business or other organization or an affiliate thereof, that was a Fund shareholder as of October 1, 2015; and

o Trustees and officers of the Trust, employees of the Adviser, and their immediate family members.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

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